UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2016

UNITED RENTALS, INC.

UNITED RENTALS (NORTH AMERICA), INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14387	06-1522496
Delaware	001-13663	86-0933835
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 First Stamford Place, Suite 700
Stamford, Connecticut	06902
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 618-7255

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                           Regulation FD Disclosure

On November 16, 2016, United Rentals, Inc. issued a press release (attached hereto as Exhibit 99.1) announcing that members of its senior management will present an overview of the Company’s operational and financial strategy at the Company’s Investor Day meeting on Thursday, December 1, 2016. Such presentations may include a discussion of the Company’s business, financial performance and forward-looking information.

The presentation is scheduled to begin at 12:30 p.m. (ET) and will be broadcast live via the following link:

https://www.webcaster4.com/Webcast/Page/359/18582

The archived webcast will be available for 30 days following the conference directly through the Company’s website, unitedrentals.com.

The information in Item 7.01 of this Form 8-K, including Exhibit 99.1, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing. The disclosure in this report, including Exhibit 99.1, of any information does not constitute an admission that such information is material.

Item 9.01                                           Financial Statements and Exhibits.

99.1	Press Release of United Rentals, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2016

UNITED RENTALS, INC.

By:	/s/ Craig A. Pintoff
Name:	Craig Pintoff
Title:	Senior Vice President and General Counsel

UNITED RENTALS (NORTH AMERICA), INC.

By:	/s/ Craig A. Pintoff
Name:	Craig Pintoff
Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of United Rentals, Inc.